Non-Exclusive License Agreement

This Agreement is made effective as of May 6, 2010 (“Effective Date”) by and between iPS Academia Japan, Inc. (“AJ”), a Japan corporation, with a principal office at 123 Kameya-cho, Kamigyo-ku, Kyoto 602-0854, JAPAN and Cellular Dynamics International, Inc., a Wisconsin corporation, with a principal place of business at 525 Science Drive, Suite 200, Madison, WI 53711, USA (hereinafter referred to as “CDI”). AJ and CDI may be referred to individually as a “Party” or collectively as the “Parties”.
Recitals
WHEREAS, AJ is the owner of license rights under certain intellectual property relating to induced pluripotent stem cell (iPS cell) technologies and has the right to grant licenses under the Licensed Patents (as defined below);
WHEREAS, AJ desires to have the intellectual property relating to iPS cell technologies developed and commercialized worldwide as soon as possible;
WHEREAS, CDI desires to obtain license right under the intellectual property relating to iPS cell technologies for its commercialization of its products in any country; and
WHEREAS, CDI wishes to obtain from AJ, and AJ is willing to grant to CDI a license under the Licensed Patents for the development, manufacture, use and sale of the Licensed Products and to perform the Licensed Services in the Territory in accordance with the provisions of this Agreement (all capitalized terms as defined herein).
NOW THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the Parties intending to be legally bound agree as follows:
1. Definitions
For the purpose of this Agreement, the terms set forth hereinafter shall be defined as follows:
1.1    “Affiliate” means any corporation or other entity that, as of the Effective Date, directly or indirectly controls, is controlled by, or is under common control with, another corporation or entity. For this purpose, “Control” means (a) direct or indirect ownership of fifty percent (50%) or more (or the maximum ownership interest permitted by applicable laws) of the stock or shares having the right to vote for the election of directors of such corporate entity or (b) the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of an entity, whether through the ownership of voting securities, by contract or otherwise.

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1.2    “Confidential Information” means any and all confidential information of a Party, including without limitation any knowledge, practice, process or other proprietary information, disclosed by a Party to the other Party under this Agreement and is conspicuously marked “confidential” or “proprietary”, or if disclosed orally, confirmed in writing within thirty (30) days after the disclosure date in order to be treated as confidential information.
1.3    “Effective Date” means the date first above written.
1.4    “Field” means the research use only, excluding any clinical diagnostic or therapeutic uses or a reasonable equivalent thereof for human and/or animals. For avoidance of any misunderstanding, “clinical diagnostic use” in this section means diagnostic use in the treatment of a patient in connection with healthcare treatment of that patient.
1.5    “Licensed Patents” means the patent applications or patents defined in Appendix A attached hereto. Any new patent and patent application shall be added by the mutual agreement of both Parties.
1.6    “Licensed Differentiated Cell Products” means any products listed in Appendix B attached hereto, and any other products which may be added by mutual agreement in writing separately, which are made from induced pluripotent cells produced by methods covered by the Licensed Patents.
1.7    “Licensed Pluripotent Cell Products” means any induced pluripotent stem cell or induced pluripotent stem cell line produced by methods covered by the Licensed Patents.
1.8    “Licensed Products” means both Licensed Differentiated Cell Products and Licensed Pluripotent Cell Products.
1.9    “Licensed Service” means any service for reprogramming into iPS cells and/or differentiating therefrom in the Field.
1.10    “Net Sales” means the total gross amount invoiced by CDI or its Affiliates to Third Party(ies) on the sale of the Licensed Products and the Licensed Services less deductions for (i) import, export, excise, sales, value added and use taxes, custom duties, freight and insurance invoiced to and/or paid by the purchaser of such Licensed Products and/or Licensed Services, (ii) trade discounts customarily and actually allowed (other than advertising allowances, and fees or commissions to CDI’s employees) and (iii) credits for returns, allowances or trades, actually granted, provided, however, that the total of such deductions through (i) and (iii) shall not exceed (****) percent ((****)%) of the total gross receipts.
1.11    “Pluripotent Cell Agreement” means an executed written agreement between CDI and a Third Party (i) in which CDI grants to such Third Party a sublicense under Section 2.3 below to make and use Licensed Pluripotent Cell Products; (ii) which prohibits such Third Party from selling, distributing, or using Licensed Pluripotent Cell Products in any way not expressly authorized by Section 2.3; (iii) which prohibits such Third Party from selling, distributing, or using Licensed Differentiated Cell Products in any way not expressly authorized by Section 2.3; and (iv) which otherwise contains terms and conditions at least as protective of AJ as the terms and conditions of Articles and Sections 2.1, 2.2, 2.3, 2.5, 7.3, 7.4, 8, 9, 10, 11, 12, and 14.14.

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1.12    “Reporting Period” has the meaning set forth in Section 5.1 hereof.
1.13    “Term” has the meaning set forth in Section 12.1 hereof.
1.14    “Territory” means all countries of the world.
1.15    “Third Party” means any person or entity that is not a Party to this Agreement or an Affiliate of a Party to this Agreement.
2. Grant
2.1    Subject to the terms of this Agreement, AJ hereby grants to CDI and CDI hereby accepts a royalty bearing, non-exclusive, non-transferable license, without the right to grant or authorize sublicenses except as expressly set forth in Section 2.3 below, under the Licensed Patents to make, have made, use, develop, sell, offer to sell, and distribute the Licensed Differentiated Cell Products and Licensed Services in the Field and in the Territory for the life of this Agreement. Notwithstanding above, CDI shall have the right to grant the sublicenses to its Affiliates with written prior notice to AJ, provided that CDI shall retain full responsibility to AJ for all obligations imposed upon its Affiliates under this Agreement.
2.2.    Subject to the terms of this Agreement, AJ hereby grants to CDI and CDI hereby accepts a royalty bearing, non-exclusive, non-transferable license, without the right to grant or authorize sublicenses except as expressly set forth in Section 2.3 below, under the Licensed Patents to make, have made, use, develop, sell, offer to sell, and distribute, subject to the limitations of Section 2.3 below, Licensed Pluripotent Cell Products in the Field and in the Territory for the life of this Agreement.
2.3    Subject to the terms of this Agreement, CDI shall have the right to sell, offer to sell or distribute Licensed Pluripotent Cell Products to any Third Party solely for (a) making or having made Licensed Pluripotent Cell Products, (b) using Licensed Pluripotent Cell Products to make differentiated cells, and (c) using such differentiated cells solely for such Third Party’s internal research (excluding any clinical diagnostic or therapeutic uses or a reasonable equivalent thereof), provided that such Third Party has entered into a Pluripotent Cell Agreement with CDI included a set of provisions previously agreed by AJ. Any failure of such Third Party to comply with the terms or conditions required by this Agreement shall be deemed to be a breach of this Agreement by CDI; provided that AJ agrees that it will not terminate this Agreement for such breach if CDI (A) within sixty (60) days of becoming aware of such breach uses commercially reasonable efforts to cure such breach within such period and (B) if such breach has not been cured within such sixty (60) day period immediately terminates all rights of such Third Party including requiring such Third Party to discontinue further making and using of any Licensed Pluripotent Cell Products and Licensed Differentiated Cell Products. A copy of any Pluripotent Cell Agreement executed by CDI (or its Affiliate) shall be provided to AJ within thirty (30) days of its execution, which copy may be redacted with respect to matters (including all economic matters) not pertinent to compliance with this Agreement. In this connection, the Parties shall jointly prepare the text of Pluripotent Cell Agreement

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immediately after the Effective Date of this Agreement, reflecting the self-renewal and pluripotency of Licensed Pluripotent Cell Product, and the terms and conditions of this Agreement, among others.

2.4    CDI agrees to enter into negotiations to grant to AJ non-exclusive, worldwide, royalty- bearing license right with sublicense right under the CDI Improvement Patents for commercial use in such fields of use and upon such terms as will be negotiated by the Parties. In addition, CDI and its Affiliates hereby grant to AJ a license right with sublicense right under the CDI Improvement Patents so that AJ may grant royalty-free licenses under the CDI Improvement Patents to Kyoto University and other bona fide non-commercial academic institutions in Japan for non-commercial research and educational purpose. For the purpose of this provision, “CDI Improvement Patents” means any patent or any patent application owned by CDI or its Affiliates that cover any improvements made by CDI or its Affiliates in course of or as a result of the exercise by CDI or its Affiliates of the licensed rights granted by AJ to CDI hereunder.
2.5    Each Party acknowledges that the rights and licenses granted under this Section 2 and elsewhere in this Agreement are limited to the scope expressly granted. Accordingly, except for the rights expressly granted under this Agreement, no right, title, or interest of any nature whatsoever is granted whether by implication, estoppel, reliance, or otherwise, by either Party to the other Party. All rights with respect to intellectual property rights that are not specifically granted herein are reserved to the owner thereof.
3. CDI’s Obligations
3.1    In addition to CDI’s obligations set forth elsewhere in this Agreement, CDI shall from and after the Effective Date:

(a)	Use its commercially reasonable efforts to research, develop and commercialize the Licensed Product and Licensed Services within the shortest timelines,
(b) Comply with all applicable laws, rules and regulations and other legal requirements of each jurisdiction where it may undertake the research, development, testing, manufacture, packaging, storage, marketing, distribution, sale, promotion and import and export of the Licensed Products and Licensed Services in accordance with this Agreement, and
(c) Obtain, at its sole cost, any permits, licenses, inspections, file any applications or reports, and pay any taxes, fees, charges, interest, penalties, governmental assessments, or other costs associated with the use of the Licensed Patents, manufacture or sale of the Licensed Products and Licensed Services, or the transactions or other matters arising out of or related to this Agreement.
3.2    Licensor’s Indication. CDI agrees to indicate on every explanatory leaflets, descriptions, instruction books, user’s guides, promotional materials, and the others for the Licensed Products, to the extent permitted by applicable laws of the countries where CDI markets the Licensed Products, the words indicating the name of AJ as the licensor of the Licensed Patents, together with the name of patent owners thereof so as to render the indication plainly discernible and accepted by AJ in advance.

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3.3    Patent Marking. Prior to the issuance of patents under Licensed Patents, CDI shall mark Licensed Product(s) (or their containers or labels) made, sold, or otherwise disposed of by CDI under the license granted in this Agreement with the words “Patent Pending,” and following the issuance of one or more patents, with the numbers of any applicable Licensed Patents
4. Fees and Royalties
4.1    In consideration of the rights and licenses granted under this Agreement, CDI shall pay to AJ a non-creditable, non-refundable upfront fee of (****) US dollars (US$(****)), which shall be paid in (****) installments of (****) US dollars (US$(****)) beginning with license signing and each (****) months thereafter. The upfront fee shall not act as prepaid creditable toward any running royalties referred to Section 4.2 hereof.
4.2    In further consideration of the grant under this Agreement, subject to the provision of Section 5.2 hereof, CDI shall pay to AJ:

(a)
a non-creditable, non-refundable running royalty of (****) percent ((****)%) on Net Sales of Licensed Products and Licensed Services sold and/or made by CDI and its Affiliates in the Territory where the Licensed Patents listed in Group I of Appendix A exists,

(b)
separately, a non-creditable, non-refundable additional running royalty of (****) percent ((****)%) on Net Sales of Licensed Products and Licensed Services sold and/or made by CDI and its Affiliates in the Territory where the Licensed Patents are listed in Group II of Appendix A exist, the royalty for these Group II Licensed Patents existing independently of any obligations to pay royalties for the Group I Licensed Patents and

(c)	further, (****) percent ((****)%) of the license fees and royalties received from the Third Party under the Pluripotent Cell Agreement set forth in Section 2.3 hereof.
4.3    If CDI is a party to a license agreement with any Third Party, which license is necessary for the manufacture, use and/or sale of a Licensed Product or performance of a Licensed Service in certain country(ies), CDI may reduce the royalty rate set forth in Section 4.2(a) hereof by (****)% for each (****)% of royalty rate payable to such Third Party in such country(ies); provided, however, that in no event the royalty rate due to AJ set forth in Section 4.2(a) shall be below (****) percent ((****)%) of the royalty rates set forth in Section 4.2 (a) hereof.
4.4    In addition above, within sixty (60) days after each anniversary of the Effective Date during the Term, CDI shall pay to AJ (****) US dollars (US$(****)) as an annual maintenance fee, which is fully creditable against the running royalties earned in the same calendar year, the first annual maintenance fee being due at in 2012.
5. Payment
5.1    CDI shall make a payment of (i) (****) of the upfront fee referred to Section 4.1 each on the Effective Date and on the corresponding date when a half year passed thereafter during (****) years, and (ii) the royalties and license fee due and payable by CDI referred to Section 4.2 within sixty (60) days

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after the close of each half calendar year (hereinafter each half calendar year defined as “Reporting Period”).
5.2    Royalties referred to Section 4.2 shall only be due with respect to the Licensed Products and Licensed Services in the Territory and Field, so long as either manufacture, use, sale, offer for sale, import or performance of the Licensed Products and Licensed Services is validly covered by the Licensed Patents in such countries, whether or not such Licensed Patent is issued.
5.3    All the payments to AJ under this Agreement shall be made in US Dollars by CDI to the account of a bank to be designated by AJ from time to time. The remittance fee shall be borne by CDI. Both Parties hereto shall claim exemptions from withholdings of income tax regarding any payment to AJ under the tax treaty from time to time in effect. In the event that any amounts are required under US or other laws to be withheld from payments otherwise due to AJ, CDI shall so notify AJ, obtain appropriate documentation of such requirement, deduct from payments to AJ the appropriate amount of withholding taxes imposed hereunder, and pay such taxes on behalf of AJ. CDI shall provide AJ with receipts or certificates showing the payment of the amounts withheld pursuant to this Section. CDI shall use reasonable commercial efforts to provide all forms, documents, and/or other information necessary to comply with or reduce any taxes payable pursuant to this Section or necessary to establish AJ’s right to a tax credit in respect of any such taxes. Any other taxes (other than any based on AJ’s income) levied by any authorities in the Territory shall be for the account of CDI. For the reference, as of the Effective Date, it is mentioned in the US-Japan Income Tax Treaty that the tax should not be imposed on royalty received by the resident of Japan.
5.4    When the Licensed Product or Licensed Service is sold/made for compensation for other than United States dollars, conversion of foreign currency to United States dollars will be made in the same manner as the CDI converts all of its other revenues, provided that (a) such manner is consistent with United States generally accepted accounting principles, and (b) the exchange rates employed are those quoted by Sumitomo-Mitsui Bank in Japan as of the due date set forth herein. Such payments from CDI to AJ will be without deduction of exchange, collection or other charges.
5.5    The royalty and other payments set forth in this Agreement shall, if overdue, bear interest until paid at a per annum rate of (****) percent ((****)%) above the applicable prime interest rate in effect at Citibank, N.A., New York in USA on the due date. The payment of such interest shall not foreclose AJ from exercising any other rights it may have as a consequence of the lateness of any payment.
5.6    Payments under this Agreement shall be made to AJ by wire transfer, to the following account:
Name:    (****)
Account:    (****)

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6. Reports and Records
6.1    Within sixty (60) days after each Reporting Period, CDI shall submit to AJ a written royalty statement showing:

(a)	Numbers, names and types of each Licensed Product and Licensed Service sold/made by CDI and/or its Affiliates during the preceding half calendar year in each country of the Territory;

(b)	Gross receipts and Net Sales of such Licensed Products and Licensed Services and the royalty due in such half calendar year, product by product, in each country of the Territory; and

(c)	Total royalty amount due to AJ hereunder.
6.2    CDI shall keep, and shall cause its Affiliates to keep, records in sufficient detail to enable the fees and royalties payable by CDI hereunder to be determined, including such records of its Affiliates. Such records will be maintained for no less than five (5) years after the year to which they pertain. CDI shall permit said records to be inspected at the cost of AJ during regular business hours by an independent auditor selected by AJ and acceptable to CDI for this purpose, but only to the extent necessary to verify the amount of the fees and royalties payable hereunder to AJ; provided, however, should any inspection lead to the discovery of a greater than (****) percent ((****)%) understatement in reporting of royalties or other payments due hereunder, CDI shall pay the full costs and expense of such inspection, and the underpayment. The auditor making such inspection shall report to AJ only the information CDI is required to show on a royalty statement as well as fees referred to Section 4 hereunder. Such audit may be conducted no more frequently than once per calendar year during the Term, and once thereafter.
7. Representations and Warranties
7.1    AJ makes (a) no warranty or representation as to the validity, scope, or enforceability of the Licensed Patents, and (b) no warranty or representation that CDI’s exercise of licenses granted in this Agreement will not infringe any patents or any intellectual property owned by any Third Party.
7.2    Each Party represents and warrants to the other that (i) such Party is a company or corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized; (ii) such Party has the legal power and authority to execute, deliver and perform this Agreement; (iii) the execution, delivery and performance by such Party of this Agreement has been duly authorized by all necessary corporate action; (iv) this Agreement constitutes the legal, valid and binding obligation of such Party, enforceable against such Party in accordance with its terms; and (v) the execution, delivery and performance of this Agreement will not cause or result in a violation of any law, of such Party’s charter documents, or of any contract by which such Party is bound.

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7.3    Except as expressly set forth herein, AJ MAKES NO REPRESENTATIONS AND EXPRESSES NO WARRANTIES OF ANY KINDS, EXPRESS OR IMPLIED, TO CDI OR ITS AFFILIATES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, OR THAT THE MANUFACTURE, USE, IMPORT OR SALE OF LICENSED PRODUCTS AND/OR LICENSED SERVICES SHALL NOT INFRINGE ANY PATENT OR OTHER RIGHTS OF A THIRD PARTY.
7.4    IN NO EVENT SHALL AJ OR ITS AFFILIATES BE LIABLE HEREUNDER TO CDI, ITS AFFILIATES OR ANY OTHER PERSON OR ENTITY FOR SPECIAL, INCIDENTAL, CONSEQUENTIAL, EXEMPLARY OR OTHER INDIRECT DAMAGES (INCLUDING, BUT NOT LIMITED TO, LOSS OF PROFITS OR LOSS OF USE DAMAGES) ARISING FROM MANUFACTURE, USE OR SALE OF LICENSED PRODUCTS AND/OR LICENSED SERVICES, EVEN IF CDI HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES OR LOSSES.
8. Confidentiality
8.1    Each Party shall, during the Term and for (****) years after the Term, (i) maintain the other Party’s Confidential Information in strict confidence, (ii) shall limit dissemination to those of its employees who require such Confidential Information in order to perform this Agreement, (iii) shall not disclose such Confidential Information to any other person, and (iv) shall use such Confidential Information only to the extent necessary to perform this Agreement, except that these obligation shall not apply to the following information;

(a)
is within the public domain prior to the time of the disclosure by the Disclosing Party to the Receiving Party or thereafter becomes within the public domain other than as a result of disclosure by the Receiving Party or any of its representatives in violation of this Agreement;

(b)	was, on or before the date of disclosure in the possession of the Receiving Party, as evidenced by records, however maintained;

(c)	is acquired by the Receiving Party from a Third Party not under an obligation of confidentiality; or

(d)	is hereafter independently developed by the Receiving Party, as evidenced by records, however maintained.
Upon the expiration or termination of this Agreement, the Receiving Party shall return or destroy (and certify to the Disclosing Party that it has destroyed) all Confidential Information it has received from the Disclosing Party under this Agreement, as may be requested by the Disclosing Party.
8.2    If the Receiving Party is compelled to disclose Confidential Information of the Disclosing Party by order of a court of competent jurisdiction, any such disclosure shall not be a breach hereunder, provided

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that reasonable advance notice is given to the Disclosing Party to permit the Disclosing Party to ensure that such disclosure is subject to all applicable governmental or judicial protection available for like material.
8.3    Notwithstanding above, AJ may (i) disclose all of the terms of this Agreement to the owner of the Licensed Patents for its records, and (ii) disclose the status of implementation of this Agreement to the owner of the Licensed Patents, including the amount of payments and reports under Sections 5 and 6 hereof.
9. Patent Enforcement
AJ or the owner of the Licensed Patents intends to enforce Licensed Patents against infringers or otherwise act to eliminate infringement, when, in AJ’s or such owner’s sole judgment, such action may be reasonably necessary, proper, and justified and makes reasonable business sense considering all factors. In the event that CDI believes there is infringement of any Licensed Patent under this Agreement which is to CDI’s substantial detriment, CDI may, subject to any of its obligations of confidentiality, provide AJ with notification and reasonable evidence of such infringement. If AJ takes action to remedy the infringement, CDI shall provide reasonable assistance as requested by AJ. Nonetheless, AJ or the owner of the Licensed Patents is under no obligation to bring any action or proceeding against any entity for infringement of the Licensed Patents.
10. Validity Challenge of the Licensed Patents
CDI agrees that it shall not contest or challenge, directly or indirectly, the validity of any Licensed Patent in any country. Violation by CDI of this paragraph shall constitute a material breach of this Agreement, and in the event of such breach, AJ may terminate this Agreement forthwith by giving written notice of its termination to CDI.
11. Indemnification
CDI shall, except to the extent that the same can be shown to have been caused by the AJ or its Affiliates, defend, indemnify and save harmless the AJ, its Affiliates, the owner of the Licensed Patents, the inventors of the Licensed Patents and the directors, officers, employees, and agents of the AJ and its Affiliates (together, the “AJ Indemnified Entities”) from and against any and all claims, liabilities, losses, damages or expenses (including but not limited to reasonable attorneys’ fees and other costs of defending any action) that any of the AJ Indemnified Entities may sustain or incur as a result of any claim of a Third Party based on the negligence, recklessness, or willful misconduct of the CDI and its Affiliates, or any of its employees or agents in performing its obligations pursuant to this Agreement.
12. Term and Termination
12.1    This Agreement will become effective on the Effective Date and, unless terminated sooner as provided herein below or by a mutual agreement, shall remain in force and shall expire upon the expiration of the last to expire patent within Licensed Patents (“Term”).

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12.2    After the lapse of (****) years from the Effective Date, CDI may terminate this Agreement upon the provision, in writing, of notice to that effect, which termination will be effective upon ninety (90) days prior notice, subject to payment of royalties and other payment set forth in this Agreement.
12.3    Unless otherwise agreed upon, either Party may terminate this Agreement upon the breach of any material provision of this Agreement by the other Party or an Affiliate of the other Party, if the defaulting Party or its Affiliate has not cured such breach within sixty (60) days after receipt of written notice thereof.
12.4    Either Party hereto may terminate this Agreement upon thirty (30) days prior written notice to the other Party is declared insolvent or commits an act of bankruptcy, compounds with its creditors, or liquidates all or substantially all of its business that relates to this Agreement.
12.5    In the event that the license agreement between AJ and Kyoto University (“Kyoto Agreement”) pursuant to which AJ has obtained the rights to grant the license to CDI in this Agreement, is terminated, this Agreement shall automatically terminate effective as the effective date of termination of the Kyoto Agreement. In such case, AJ shall arrange to set up a meeting for negotiation between CDI and Kyoto University, so that such parties may negotiate with each other the grant of a license between CDI and Kyoto University on the same terms and conditions set forth in this Agreement.
12.6    The termination of this Agreement shall not relieve CDI from its obligation to pay AJ all royalties and fees that shall have accrued up to the effective date of termination of this Agreement.
13. Effect of Termination
13.1    All rights and obligations of the Parties set forth herein that expressly or by their nature survive the expiration or termination of this Agreement, including, without limitation, the provisions of Articles 1, 5, 6, 7, 8, 11, 12, 13, and 14 shall continue in full force and effect subsequent to and notwithstanding the expiration or termination of this Agreement until they are satisfied or by their nature expire and shall bind the Parties and their legal representatives, successors, and permitted assigns.
13.2    For a period of (****) months following termination of this Agreement (i) by CDI pursuant to Sections 12.3 and 12.4 hereof or (ii) pursuant to Section 12.5 hereof, CDI may continue to market and sell Licensed Product and Licensed Services existing at the time of termination with payment of royalties based on Net Sales and annual maintenance fee to AJ.
14. Miscellaneous
14.1    Relationship of Parties. The relationship of the Parties is that of independent contractors, and nothing herein shall be construed as establishing one Party or any of its employees as the agent, legal representative, joint venture, partner, employee, or servant of the other. Except as set forth herein, neither

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Party shall have any right, power or authority to assume, create or incur any expense, liability or obligation, express or implied, on behalf of the other.
14.2    Assignment. Each Party shall have the right to assign this Agreement as part of a sale or transfer of all or substantially all of the entire business of such Party relating to this Agreement, to its Affiliate. CDI shall not otherwise assign this Agreement except with the prior written consent of AJ, which consent shall not be unreasonably withheld. CDI shall notify AJ at least sixty (60) days prior to any assignment of this Agreement.
14.3    Amendment. This Agreement shall not be amended except by an instrument in writing executed by both Parties.
14.4    Entire Agreement. This Agreement, including any appendix or schedules hereto, constitutes the entire, full, and complete agreement between the Parties concerning the subject matter hereof, and supersedes all prior agreements, negotiations, representations, and discussions, written or oral, express or implied, between the Parties in relation thereto.
14.5    Governing Law. This Agreement shall be interpreted and enforced in accordance with laws of Japan, without regard to its conflicts of laws or rules, provided, that those matters pertaining to the validity or enforceability of Licensed Patents shall be interpreted and enforced in accordance with the laws of the territory in which such patent rights exist.
14.6    Dispute. Any dispute, controversy or claim arising under, out of or relating to this Agreement and any subsequent amendments of this Agreement, including, without limitation, its formation, validity, binding effect, interpretation, performance, breach or termination, as well as non-contractual claims, shall be submitted to binding arbitration in accordance with the arbitration rules then in effect of the International Chamber of Commerce (“ICC Rules”), as amended. Any such arbitration shall be conducted in Tokyo, Japan.
14.7    Press Release. Neither Party shall issue any press release or other public announcements relating to this Agreement without obtaining the other Party’s written approval, which approval will not be withheld.
14.8    Notices. All communication concerning this Agreement, including payments, notices, demands or requests required or permitted hereunder shall be given in writing and shall be personally delivered or sent by registered or certified mail, return receipt requested, postage prepaid; facsimile transmission (receipt verified); or express courier service (signature requested), in each case to the respective address specified below, or such other address or fax number as may be specified in writing to the other Party hereto:

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CDI:	Cellular Dynamics International, Inc.
525 Science Drive, Suite 200
Madison, WI 53711, USA
Attention: Contracts Department
Fax: (608) 310-5125

With a copy to:	Godfrey & Kahn
Attn: Anna Geyso, Esq.
780 N. Water St.
Milwaukee, WI 53202, USA
Fax: (414) 273-5198

AJ:	iPS Academia Japan, Inc.
123 Kameya-cho, Kamingyo-Ku
Kyoto, Japan
Attention: Legal & Intellectual Property
Fax: 075-256-6211
14.9    Waiver. The terms and conditions of this Agreement may be waived only by a written instrument executed by the Party waiving compliance. The failure of either Party at any time or times to require performance of any provision hereof shall in no manner affect its rights at a later time to enforce the same. No waiver by either Party of any condition or term shall be deemed as a continuing waiver of such condition or terms or of another condition or term.
14.10    Gender and Number. All terms used herein in any one gender or number mean and include any other gender and number as the facts, context, or sense of this Agreement may require.
14.11    Headings. Headings used herein are for descriptive purposes only and shall not control or alter the meaning of this Agreement as set forth in the text.
14.12    Severability. In the event that any provision of this Agreement shall be held invalid or unenforceable for any reason, such invalidity or unenforceability shall not affect any other provision of this Agreement, and the parties shall negotiate in good faith to modify this Agreement to preserve (to the extent possible) their original intent.
14.13    Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective permitted successors and assigns.
14.14    Force Majeure. Neither Party will be responsible for delays resulting from causes beyond the reasonable control of such Party, including without limitation, fire, explosion, flood, war, strike, or riot, provided that the nonperforming Party uses commercially reasonable efforts to avoid or remove such

(****) DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.

causes of nonperformance and continues performance under this Agreement with reasonable dispatch whenever such causes are removed.
14.15    Counterparts. This Agreement may be signed in two or more counterparts, all of which together shall constitute one and the same Agreement, binding on the Parties as if each had signed the same document.
IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the date below and this Agreement is effective as of the Effective Date.

Cellular Dynamics International, Inc.	iPS Academia Japan, Inc.

By: /s/ Robert Palay	By: /s/ Osamu Yoshida
Robert Palay	Osamu Yoshida, MD
Title: CEO	Title: President & CEO
Date: May 6, 2010	Date: May 6, 2010

(****) DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.

Appendix A
(Licensed Patents)

Group I

Country	Application No.	Filing date	Patent No.	Remarks
(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)
USA	12/086,479	October 24, 2008	(****)	(****)
(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)

(****) DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.

Group II

Country	Application No.	Filing Date	Patent No.	Remarks
(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)

(****) DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.

Appendix B
(Licensed Differentiated Cell Products)

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(****)

Note:	(i) CDI may nominate new cell types to be added to this list upon payment of an additional (****) US dollars (US $(****)) per cell type.
(ii) If CDI does not develop any cell type on this list for commercial introduction within (****) years of the Effective Date, then that cell type will be automatically deleted from this list.

9269893_1

(****) DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.